Exhibit 99.1

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of ___________, 2019 by and between GrowGeneration Corp, a Colorado corporation (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, the Company is offering (the “Offering”), for sale up to a maximum of 3,870,968 units (collectively, “Units”), at a price of $3.10 per Unit (the “Purchase Price”). Each Unit consists of (i) one share (collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) one 3-year warrant (collectively, the “Warrants”), substantially in the form attached hereto as Exhibit A, each entitling the Subscriber to purchase one half share of Common Stock (the “Warrant Shares”) at an exercise price of $3.50 per share.

WHEREAS, the maximum offering amount of the Offering is $12,000,000; provided, however, in the event the Offering is oversubscribed in excess of the maximum number of Units offered, at the sole discretion of the Company, the Offering may be increased by 774,194 Units up to a total of 4,645,162 Units, or $14,400,000.

WHEREAS, the Units are being offered and sold on a “best-effort” basis, only to accredited investors (“Accredited Investors”) as defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, such number of Units as set forth opposite Subscriber’s name on the signature pages to this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber agree as follows:

1. Subscription. The Subscriber intending to be legally bound, hereby irrevocably agrees to purchase from the Company such number of Units at the Purchase Price as shall be set forth on the signature page hereof.

2. The Shares and Warrants Comprising the Units.

(a) Each Unit will consist of one share of Common Stock and one three-year Warrant.

(b) Each Warrant shall entitle the Subscriber to purchase from the Company one half share of Common Stock, at a price of $3.50 per share, in cash or through cashless exercise, during the term of three (3) years.

3. Subscription Payment. The Subscriber encloses herewith a check payable to the Company, or will immediately make a wire transfer payment in the full amount of the Purchase Price.

4. No Escrow of Funds. The Purchase Price will be delivered directly to the Company without being placed in escrow or provision for refund, unless delivery to an escrow account is required by any broker/dealer participating in the Offering.

5. Acceptance of Subscription. The Subscriber understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units, in whole or in part. The Company shall have no obligation hereunder until the Company executes and delivers to the Subscriber an executed copy of this Agreement. If this subscription is rejected in whole, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

6. Registration Rights.

(a) The Company agrees that, if, at any time within twelve (12) months of the date of issuance of the Units, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company of its Common Stock (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), then the Company shall give written notice (each, a “Company Piggy-Back Notice”) of such proposed filing to Subscriber at least fifteen (15) calendar days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Subscriber the opportunity to register such aggregate number of Shares and Warrant Shares as the Subscriber may request. The Subscriber shall have the right, exercisable for the five days immediately following the giving of a Company Piggy-Back Notice, to request, by written notice (the “Holder Notice”) to the Company, the inclusion of all or any portion of the Shares and Warrant Shares of the Subscriber in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Shares and Warrant Shares which were the subject of the Holder Notice in such underwritten offering on the same terms and conditions as any Common Stock of the Company included therein. Notwithstanding anything to the contrary contained in this paragraph, if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Subscriber that the total number of shares of Common Stock which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of the Subscriber and persons other than the Company shall be eliminated or reduced pro rata (based on the amount of securities owned by the Subscriber and other persons which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter’s written opinion.

(b) Notwithstanding anything contained to the contrary in this Section 6, the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Holder Notice, to determine not to file a registration statement to which the Subscriber shall have the right to include its Shares and Warrant Shares therein pursuant to this Section 6, to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to the Subscriber and other persons which carry registration rights and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Section 6 to register any of the Shares and Warrant Shares in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Shares and Warrant Shares pursuant to this Section 6 for the same period as the delay in the registration of such other securities.

7. Representations and Warranties.

The Subscriber hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Units or Securities (as hereinafter defined) offered are registered under the Securities Act, or any state securities laws. The Subscriber understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and Rule 506(b) of Regulation D, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Agreement.

(b) Prior to the execution of this Agreement, the Subscriber and the Subscriber’s attorney, accountant, Subscriber representative and/or tax adviser, if any (collectively, the “Advisers”), have received a Confidential Private Placement Memorandum dated May 9, 2019 (the “Memorandum”), this Agreement and the Warrants (collectively, the “Offering Documents”) and all other documents requested by the Subscriber, have carefully reviewed them and understand the information contained therein.

(c) Neither the SEC nor any state securities commission or other regulatory authority has approved the Units or Securities or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the Offering Documents. The Offering Documents has not been reviewed by any federal, state or other regulatory authority.

(d) All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Offering Documents) have been made available for inspection by such Subscriber and its Advisers, if any.

(e) The Subscriber and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisers, if any.

(f) The Subscriber is aware that the Company is a reporting company in the United States and files annual, quarterly and periodic reports (the “SEC Reports”) with the SEC. These SEC Reports are available at: https://www.sec.gov. The Subscriber agrees that all SEC Reports filed by the Company in the past 24 months are deemed to be incorporated herein by reference and shall be deemed to be a part of this Agreement and shall be considered part of the Offering Documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Agreement shall be deemed to be modified or superseded for purposes of this Agreement to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Agreement.

(g) In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or information, oral or written, other than as stated in the Offering Documents.

(h) The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(i) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby to be paid by the Company to any member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(j) The Subscriber, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

(k) The Subscriber is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisers.

(l) The Subscriber is acquiring the Units solely for such Subscriber’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any of the Securities or any part of the Units, and the Subscriber has no plans to enter into any such agreement or arrangement.

(m) The Subscriber must bear the substantial economic risks of the investment in the Units indefinitely because none of the Shares, the Warrants or the Warrant Shares (the Units, the Shares, the Warrants and the Warrant Shares may be collectively referred to herein as the “Securities”) may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends to the following effect shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Appropriate notations will be made in the Company’s stock books to the effect that the Securities have not been registered under the Securities Act or applicable state securities laws. There is only limited resale market for the Securities and any other securities of the Company.

(n) The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time.

(o) The Subscriber is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under “Risk Factors” included in the Memorandum.

(p) The Subscriber represents that it meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein as Appendix I.

(q) The Subscriber (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound.

(r) The Subscriber and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this Agreement and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company and deemed relevant by the Subscriber or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Subscriber and the Advisers, if any.

(s) Any information which the Subscriber has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in this Agreement. The Subscriber further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units.

(t) The Subscriber has significant prior investment experience. The Subscriber is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber’s overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Subscriber.

(u) The Subscriber is satisfied that the Subscriber has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment.

(v) The Subscriber acknowledges that any estimates or forward-looking statements or projections included in the Offering Documents, if any, were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company should not be relied upon.

(w) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Offering Documents.

(x) Within five (5) days after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(z) The Subscriber acknowledges that none of the Securities have been recommended by any federal or state securities commission or regulatory authority. In making an investment decision the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Agreement or the rest of the Offering Documents. Any representation to the contrary is a criminal offense.

(aa) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(bb) The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

[1]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(cc) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(dd) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(ee) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

[2]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

8. Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement.

9. Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10. Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

12. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of any of the Securities shall be made only in accordance with all applicable laws. Notwithstanding the foregoing, the Subscriber may assign all or a portion of the rights, interests and obligations hereunder to a fund affiliated with the Subscriber (each a “Fund”), provided such Fund is managed by the same general partner as the Subscriber.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts to be wholly-performed within said State.

14. Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a) Arbitration is final and binding on the parties.

(b) The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c) Pre-arbitration discovery is generally more limited and different from court proceedings.

(d) The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f) All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the AAA in New York, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

15. Blue Sky Qualification. The purchase of Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17. Confidentiality. The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company or any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or and confidential information obtained by or given to the Company or about or belonging to third parties.

18. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The representations and warranties of the Company and the Subscriber made in this Agreement shall survive the execution and delivery hereof and delivery of the Units, the Shares, the Warrants and the Warrant Shares.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any other subscribers of the Offering. Nothing contained herein or in any other agreement or document delivered at the closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the other subscribers of the Offering as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the other subscribers of the Offering are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other subscriber(s) of the Offering to be joined as an additional party in any proceeding for such purpose. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act) in negotiating and entering into this Agreement or purchasing, disposing of or voting any of the Units. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

(e) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(f) Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(g) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(h) The Subscriber understands and acknowledges that there may be multiple closings for this Offering.

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To subscribe for Units in the private offering of GrowGeneration Corp:

1.	Date and Fill in the number of Units being purchased and Complete and Sign the Signature Page of the Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to the Subscription Agreement.

3.	Complete and return the Wire Transfer Authorization attached hereto, if applicable.

4.	Email all forms to Darren Lampert at darren@growgeneration.com and then send all signed original documents with check to:

GrowGeneration, Corp.

1000 West Mississippi Avenue

Denver, Colorado 80223

Attention: Darren Lampert, Chief Executive Officer

5.	The Purchase Price for the Units purchased hereunder shall be paid directly to the Company pursuant to the following instructions:

By wire transfer:

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Thank you for your interest,

GrowGeneration Corp.

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

GROWGENERATION CORP.

SIGNATURE PAGE TO THE

SUBSCRIPTION AGREEMENT

The Subscriber hereby elects to subscribe under the Subscription Agreement for an aggregate principal amount of $_______________ at a price of $3.10 per Unit (NOTE: to be completed by the Subscriber) and executes the Subscription Agreement.

Date (To be completed by the Subscriber): ________________, 2019

If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

Date	Address

ACCEPTED BY:

GROWGENERATION CORP.

By:
Authorized Officer

Appendix I

Accredited Investor Certification

For Individual Investors Only

(All Individual Investors must INITIAL where appropriate):

Initial _______	I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000. For purposes of this item 2, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Shares.

Initial _______	I am a natural person who had individual income exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this item 2, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

Initial _______	I am a natural person who had joint income with my spouse exceeding $300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

Initial _______	I am a director or executive officer of GrowGeneration Corp.

For Non-Individual Investors

(All Non-Individual Investors must INITIAL where appropriate):

The investor certifies that it is:

Initial _______	A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

Initial _______	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

Initial _______	An insurance company, as defined in Section 2(13) of the Securities Act.

Initial _______	An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

Initial _______	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

Initial _______	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

Initial _______	A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Initial _______	A corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Shares, and that has total assets in excess of $5 million.

Initial _______	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

Initial _______	An entity in which all of the equity owners are accredited investors and meet the criteria listed under “Individual Investors” portion of this Certification.